10 September
2026
Brett Holbrook
PRIVATE
AND CONFIDENTIAL
Dear Brett
RE: INTERIM
APPOINTMENT
CONFIRMATION
I am pleased
to
confirm
your temporary
appointment
to
the role of
Interim Chief Operations
Officer
U.S. for
Coronado
Global
Resources,
effective
9 September
2026. This appointment
will continue
until communicated
otherwise.
Whilst undertaking
this role,
you
will report
to
the Chief
Executive
Officer
and the duties
and responsibilities
of
the position,
as well as any
specific
expectations,
will be discussed
directly
with you.
All other
terms and
conditions
of
your employment
will remain unchanged during
this time.
We appreciate
your willingness
to
take on
this interim
position
and look
forward
to
having you
as a member
of
the Leadership
Team.
Yours
sincerely
/s/
Emma Pollard
Emma Pollard
Chief People and Sustainability
Officer
Coronado
Global Resources Inc.
Level 33, Central Plaza One, 345
Queen
Street
ARBN: 628
199
468
Brisbane
QLD 4000
T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com

EMPLOYMENT AGREEMENT
THIS
EMPLOYMENT
AGREEMENT
("Agreement")
,
made
as of
26 July
2021,
effective
on July
3, 2023,
between
CORONADO
GLOBAL
RESOURCES
INC.
(the
"Company"),
a Delaware
corporation
and Brett
Holbrook
("Employee"),
presently
residing
in or
near
West
Virginia
WITNESSETH:
WHEREAS,
the Company
wishes
to offer
employment
to the Employee
and to protect
against
Employee's
competing
against
the Company,
and Employee
desires
to be employed
by
the
Company
and
to provide
assurances
of
confidentiality
as set
forth
in this
Agreement,
NOW,
THEREFORE,
intending
to
be legally
bound
hereby,
the Company
hereby agrees
to
employ
Employee,
and Employee
hereby agrees to
be
employed
by
the Company,
upon
the
following
terms and
conditions:
1.
Duties
and Responsibilities
.
Employee
shall hold
the position
of
Vice
President,
Operations
U.S. and
shall render such
services
and perform
such duties
commensurate
with his position
as
may
be reasonably
assigned
to
him from
time to
time by
the Company.
Excluding
any periods
of
vacation
and sick
leave to
which Employee
is entitled,
Employee
agrees to
devote
reasonable attention
and time
during
normal business
hours to
the business
and affairs
of
the Company
and, to
the extent
necessary
to
discharge
the
responsibilities
assigned
to
Employee
hereunder,
to
use
Employee's
reasonable best
efforts
to
perform
faithfully
and efficiently
such responsibilities.
2.
Compensation.
(a)
Employee's
base salary
effective
as of
the effective
date set forth
above
shall
be US$400,000
per year,
which
shall
be reviewed
from
time
to time
and may
be increased
by
the Company
in the best
interests
of
the Company
and in accordance
with Employee's
then
current
responsibilities,
paid
in accordance
with
the Company's
regular
payroll
practices
and
on regularly
scheduled
payroll
dates.
In addition,
Employee
shall
be entitled
to participate
in
all
short
term
incentive,
long
term
incentive,
welfare,
savings
and retirement
and other
employee
benefit
plans,
practices,
policies,
and
programs
applicable
generally
to other
executive
officers
of
the Company.
(b)
The Company
shall reimburse
the Employee
for
all reasonable
business
expenses
paid
by
the Employee
in the performance
of
his duties
or as
otherwise may
be approved
by
the
Company.
Expenses
shall
be reimbursed
within a
reasonable
period
of
time (not
to exceed
four
(4) weeks)
following
the submission
of
appropriate
proof
of
any such
expenditures.
3.
Term:
Termination
of
Employment.
(a)
Subject
to
the terms and
provisions
of
this Agreement,
Employee's
employment
hereunder
shall commence
as of
July 3,
2023 and shall continue
until December
31, 2023 (the
"Expiration
Date").
Notwithstanding
the forgoing
to
the contrary,
each year the Expiration
Date
shall be
automatically
extended
to
December
31 of
the following
year unless either party
gives
written
notice
to
the other party,
on or
before
September
30 of
the year in which the Expiration
Date is
scheduled
to
occur,
of
its
intention
not to
extend
the Expiration
Date.
(b)
The employment
of
Employee
hereunder may be terminated
by
the Company
with or without
Cause (as defined
below) or
by
Employee
with or
without Good
Reason
(as

defined
below).
Employee's
employment
shall terminate automatically
if
Employee
dies.
If the
Company
determines in
good
faith
that the Disability
(as defined
below) of
Employee
has
occurred,
it may
give
to
Employee
written
notice
of
its
intention to
terminate Employee's
employment.
In such event,
Employee's
employment
with
the Company
shall
terminate
effective
on the 30th day
after
receipt
of
such notice
by
Employee,
provided
that, within the
30
days
after
such
receipt,
Employee
shall
not
have returned
to
full-time
performance
of
Employee's
duties.
Nothing
in this
section
shall be
construed
to
waive the Employee's
rights,
if
any,
under existing
law including,
without limitation,
the Americans
with Disabilities
Act.
(c)
"Cause"
shall mean
by
reason of
Employee's:
(i) conviction
of,
or plea
of
nolo
contendere
to,
any
felony
or
to
any
crime or
offense
causing
substantial
harm to
the Company
or its affiliates
or involving
acts of
theft, fraud, embezzlement,
moral
turpitude, or
similar conduct,
(ii) repeated
intoxication
by alcohol
or drugs
during the
performance
of
such Employee's
duties
in a manner
that materially
and
adversely
affects
the Employee's
performance
of
such duties,
(iii) malfeasance,
in the conduct
of
such Employee's
duties,
that consists
of
(1) willful and
intentional
misuse or
diversion
of
funds
of
the Company
or its
affiliates,
(2) embezzlement, or (3)
fraudulent
or willful
and material misrepresentations
or concealments
on any
written reports
submitted
to
the Company
or its
Affiliates,
or (iv) material
failure to
perform
the duties
of
Employee's
employment
or material failure
to
follow
or comply
with the reasonable
and lawful
written directives
of
the board
of
directors
or the board
of
managers or
other governing
body
a
subsidiary
or affiliate
of
the Company
by
which such Employee
is employed,
in either case after
the Employee
shall
have been
informed,
in
writing, of
such
material failure and
given a
period
of
not more
than thirty (30)
days
to
fully
remedy same.
(d)
"Disability"
shall
mean Employee's
incapacity
due to
physical
or mental
illness
that (i) shall have
prevented
Employee
from
performing
his duties
for
the Company
or any of
its
subsidiaries
or affiliates
on a full
-time basis
for
more than 180 days
or (ii) (1) the board
of
directors
determines,
in
good
faith,
is likely
to
prevent
Employee
from
pe1forming
such duties
for
such a 180-day
period
and (2) 30 days
has elapsed
since delivery
to
Employee
of
the
determination
of
the board
and Employee
has not
resumed such
performance
of
duties.
(e)
"Good
Reason"
shall
mean,
without
Employee's
express
written
consent,
the
occurrence
of
any one or
more
of
the following:
(i) a material
diminution
of
Employee's
authorities,
duties,
responsibilities,
and
status
(including
offices,
titles,
and rep01ting
requirements)
as an
employee
of
the Company
or any
successor
thereof
(any
such diminution
occurring
as a result
of
the Company's
ceasing
to be a publicly
traded
entity
(or its
merger
into,
or acquisition
of
the business
of
the Company
or of
a substantial
portion
of
its assets by,
another
publicly
traded
entity)
shall
be deemed
material
for pu1poses
of
the foregoing);
(ii) the
Company's
requiring
Employee
to be
based
at a location
in excess
of
thirty-five
miles
from
the
location
of
Employee's
principal
job location
or office
immediately
prior
to such
change;
(iii) a
reduction
in Employee's
base
sala1y
or any
material
reduction
by
the Company
of
Employee's
other
compensation
or benefits;
(iv)
the
failure
of
the Company
to
obtain
a satisfactory
agreement
from
any successor
to the Company
to assume
and
agree
to perform
the
Company's
obligations
under
this Agreement;
(v) any
purported
termination
by the Company
of
Employee's
employment
that
(1) is
not effected
pursuant
to a notice
of
termination
indicating
the specific
termination
provision
in
this Agreement
relied
upon,
and (2) shall
set
forth
in reasonable
detail
the
facts
and circumstances
claimed
to provide
a reasonable
good
faith
basis
for termination
of
Employee's
employment;
and (vi) a material
breach
of
this
Agreement
by the
Company.
Employee
must deliver
the Company
written
notice
of
his
resignation
for Good
Reason
no later
than
30 days
after
the
occurrence
of
any such
event
in
order
for
Employee's
resignation
with Good
Reason
to be effective
hereunder,
such
resignation
will
not
be effective
until the
30th day
following
receipt
of
such written
notice
by the
Company
and such
resignation

shall not
be deemed
to
be for
"Good
Reason" hereunder
unless the circumstance
giving
rise to
Employee's
"Good
Reason" remains
uncured
at the end
of
such 30-day
period.
4.
Compensation
Upon
Termination
of
Employment.
(a)
Termination
by
the Company
for
Cause or Resignation
by
Employee
Without
Good
Reason.
If Employee's
employment
is terminated
by
the Company
for
Cause or by
Employee
without Good
Reason, the Company
shall provide
the following
(referred to
in this
Agreement
as the "Accrued
Obligations")
to
the Employee
(i) Employee's
base salary,
vacation,
unpaid
business
expenses
and other
cash entitlements
accrued through
the date
of
termination
shall
be paid
to
Employee
in a
lump
sum of
cash
on
the first
regularly
scheduled
payroll
date
that is
at least
ten (10) days
from
the date
of
termination
to
the extent theretofore
unpaid,
(ii) the
amount of
any compensation
previously
deferred
by
Employee
shall be
paid
to
Employee
in
accordance
with the terms
of
the applicable
deferred
compensation
plan to
the extent
theretofore
unpaid
and
(iii)
amounts
that
are vested
benefits
or
that Employee
is
otherwise
entitled
to
receive
under
any
plan,
policy,
practice
or program
of
or any other
contract
or agreement
with
the Company
at or
subsequent
to
the date
of
termination,
payable
in accordance
with such plan,
policy,
practice
or program
or contract
or agreement,
and the Company
shall have no
other
severance
obligations
with respect
to
Employee
under this Agreement.
(b)
Termination
by
the Company
Without Cause
or Resignation
by
the Employee
for
Good
Reason.
If Employee's
employment
is terminated
by
the Company
without Cause or
if
Employee
resigns
for
Good
Reason,
the Company
shall provide
the following
to
Employee
(i) the
Accrued
Obligations,
payable
as provided
in Section
4(a) hereof,
(ii) a period
of
twelve
(12) months sixteen (I
6) weeks ("Severance Period")
base salary
based
upon
the salary Employee
earned
at
the time of
his termination,
and (iii) an
amount equal
to the cost
to Employee
for
the continuation
of
any health
and medical
benefits
during the Severance Period.
Any payments
due hereunder shall
be conditioned
upon
Employee
having
provided,
within sixty
(60) days of
his termination
of
employment,
an irrevocable
waiver and
general release
of
claims
in favor
of
the Company
(and its
respective
affiliates,
subsidiaries,
successors,
officers,
directors,
and employees)
in a form
reasonably
satisfactory
to
the Company.
(c)
Death
or Disability.
If Employee's
employment
is terminated
by
reason
of
Employee's
death
or Disability,
the
Company
shall
provide
the Accrued
Obligations
to
Employee,
or in the
event
of
Employee's
death, to
his estate
or beneficiaries,
and the
Company
shall
have no
other
severance
obligations
with respect
to Employee
under
this
Agreement.
(d)
Upon termination
or resignation
in accordance
with Section
4(b), the Employee
will
only
be entitled
to
receive applicable
compensation
payments
as set
out in
this Section
4(b), if
Employee
signs
a release of
legal claims
in a form
mutually
agreeable to
the parties.
5.
Confidential
Information,
etc.
(a)
Employee
recognizes
and acknowledges
that: (i) in the
course
of
Employee's
employment
by
the Company
it will be
necessary for
Employee
to
acquire information
which
could
include,
in whole or
in part,
information
concerning
the Company's
sales,
sales volume,
sales methods,
sales proposals,
customers
and prospective
customers,
identity
of
customers
and prospective
customers,
identity of
key purchasing personnel
in the employ
of
customers
and
prospective
customers,
amount or
kind
of
customers'
purchases
from
the Company,
the
Company's
sources
of
supply,
computer
programs,
system
documentation,
special
hardware,
product
hardware, related software
development,
manuals, formulae,
processes,
methods,

machines,
compositions,
ideas,
improvements,
inventions
or other
confidential
or proprietary
information
belonging
to
the Company
or relating
to
the Company's
affairs
(collectively
referred to
herein as the
"Confidential
Information")
;
(ii) the Confidential
Information
is the
property
of
the Company;
(iii) the use, misappropriation
or disclosure
of
the Confidential
Information
would
constitute
a breach of
trust and
could
cause irreparable injury to
the
Company;
and (iv) it
is essential
to
the protection
of
the Company's
good
will and to
the
maintenance
of
the Company's
competitive
position
that the Confidential
Information
be kept
secret and
that Employee
not disclose
the Confidential
Information
to
others or
use the
Confidential
Information
to
Employee's
own advantage
or the advantage
of
others.
For
purposes
of
this Agreement,
Confidential
Information
shall not
include information
known by
Employee
before
his employment
with the Company
or information
that becomes
publicly
available through
some
means other than
disclosure
by
Employee
in violation
of
this
Agreement.
(b)
Employee
further recognizes
and acknowledges
that it
is essential
for
the proper
protection
of
the business
of
the Company
that Employee
be restrained
(i) from
soliciting
or
inducing
any employee
of
the Company
or of
any subsidiary
of
the Company
(for
purposes
of
Sections
5, 6 and
7 herein the "Company"
shall
mean
to
include any
subsidiaries
or affiliates
thereof)
to
]eave the employ
of
the Company,
(ii) from
hiring
or attempting
to
hire any
Employee
of
the Company,
(iii) from
soliciting
the trade of
or trading
with the customers
of
the
Company
for
any business
pmpose,
and (iv) from
competing
against
the Company
each
according
to
the terms of
Section
6 following.
6.
Confidentiality.
Non-compete
and
Related
Covenants.
(a)
Employee
agrees to
hold
and safeguard
the Confidential
Information
in trust
for
the Company,
its
successors
and assigns
and agrees
that he shall not,
without the
prior
written
consent
of
the Company,
disclose
or make
available to
anyone for
use outside
the Company
at
any time,
either during
his employment
by
the Company
or subsequent
to
the termination
or
resignation
of
his employment
by
the Company,
for
any reason,
any of
the Confidential
Information,
whether or not
developed
by
Employee,
except
as required
in the performance
of
Employee's
duties
to
the Company.
For the avoidance
of
doubt,
this provision
shall
not
prohibit
Employee
from
reporting
possible
violations
of
federal
law or regulation
to
any
governmental
agency
or entity
or from
making
other disclosures
that are protected
under the
whistleblower
provisions
of
federal
law or regulation.
The Company's
approval
shall not
be
required, nor
shall notice
to
the Company
be required,
in connection
with such reports
or
disclosures.
(b)
Upon
the termination
of
Employee's
employment
by the Company
or resignation
by
the Employee,
for
any reason,
Employee
shall promptly
deliver to
the Company
all originals
and copies
of
correspondence,
drawings,
blueprints,
financial
and business
records,
marketing
and
publicity
materials,
manuals,
letters,
notes,
notebooks,
laptops,
rep01ts,
flow-
charts,
programs,
proposals
and
any
documents
concerning
the Company's
customers
or
concerning
products
or processes
used by
the Company
and, without
limiting
the foregoing,
shall
promptly
deliver
to
the Company
any and
all
other
documents
or materials
containing
or
constituting
Confidential
Information.
(c)
Subject
to the provisions
of
Section
6(f) following,
Employee
agrees
that
during
his employment
by the Company
he shall
not, directly
or indirectly,
solicit
the
trade
of,
or trade
with,
any customer
or prospective
customer
of
the Company
for
any business
purpose
other
than for
the benefit
of
the Company.
Upon
termination
of
Employee's
employment
by
the
Company,
including
without
limitation
termination
by
the Company
in a termination
for
Cause or
otherwise,
or upon
the
resignation
of
the Employee,
except
in the
case of
Good
Reason,
Employee
further
agrees
that for
a period
of
one (1) year
after
the
cessation
of
employment

hereunder,
Employee
shall not,
directly
or indirectly,
solicit
the trade of,
or trade
with, any
customers,
or prospective
customers,
of
the Company,
or solicit
or induce,
or attempt
to
solicit
or induce,
any employee
of
the Company
to
leave the Company
for
any reason
whatsoever or
hire any employee
of
the Company.
(d)
Subject to
the provisions
of
Section 6(f) following,
during the period
of
Employee's
employment
hereunder and
upon
termination
of
Employee's
employment
by
the Company,
including
without limitation
termination
by
the Company
in a termination
for
Cause or otherwise,
or upon
the resignation
of
the Employee
except
in the case
of
Good
Reason, Employee
agrees
that for
a period
of
one (1) year after
the cessation
of
employment
hereunder, Employee
shall
not,
in any Competitive
Territory,
engage,
directly
or indirectly,
whether as principal
or as
agent,
officer,
director,
employee,
consultant,
shareholder
or otherwise,
alone or
in association
with
any other person,
corporation
or other
entity,
in
any Competing
Business.
For purposes
of
this
Agreement,
(i)
the term
"Competing
Business"
shall
mean
the
production
or sales
of
metallurgical
bituminous
coal,
and (ii) the term
"Competitive
Territory"
shall
mean the United
States
of
America, Australia
and any other
nation in which,
to
the knowledge
of
Employee,
the
Company
has made or
considered
making
such sales,
either itself
or through
a subsidiary,
affiliate
or joint
venture partner, during
the last
two years
prior
to
the termination
of
Employee's
employment
hereunder.
(e)
Prior to
accepting
employment
during the
one year non
-compete
period
referred
to
in Section
6(d), Employee
shall notify
the Company
of
such employment
opportunity
in
reasonable
detail in
order for
the Company
to
determine if
the position
Employee
is seeking
violates
this Agreement.
(f)
Notwithstanding
the provisions
of
Sections
6(c) or 6(d) to
the contrary,
the
Company,
it is
sole
and absolute
discretion,
may,
by
written
notice
delivered
to
Employee
promptly
after
the
termination
of
Employee's
employment
by
the
Company
or
the resignation
of
Employee,
elect to
waive and not
enforce
the non-solicitation
and non-compete
provisions
of
Sections
6(c) and 6 (d).
(g)
Unless the
Company
has provided
notice
that it
has waived
and will not
enforce
both
the non-solicitation
and non-compete
provisions
of
Sections
6(c) and 6(d) as
provided
in
Section
6(f), during
the six
month
period
beginning
on
the first
business
day
following
the last
day
of
Employee's
employment
with
the Company,
the Company
shall pay
the Employee,
in six
equal
monthly
payments
during such
period
commencing
30 days
after
the last
day
of
Employee's
employment
with the Company,
an amount equal
to
3 months'
worth of
the annual
salary of
Employee
as of
the business
day
immediately
preceding
the last
day
of
Employee's
employment
with
the Company.
Payments
under
this section
shall
be in addition
to
any
severance
or other
payments
due to
Employee
under the terms .of
this Agreement.
During such
six-month
period
(unless the waiver
contemplated
by
Section
6(f) has been
made), and
in
consideration
of
the payments
contemplated
by
this Section
6(g), Employee
agrees
to
consult
with the
Company
as requested
by
the Company
provided
such consultation
shall
not require
more than
twenty
(20)
hours of
consultation
per
week
and shall
be reasonably
related
to
the
duties
of
Employee
while employed.
Employee
shall
provide
such
consultation
by
phone,
e-
mail or
other remote
communication
or at
the location
of
Employee's
principal
job
location
or
office
immediately
prior
to
the termination
of
his employment
and shall
not be
required to
otherwise
travel.
7.
Injunctive
and other
relief.
(a)
Employee
represents that
his experience
and capabilities
are such that
Sections
5
and 6 hereof
not prevent
him from
earning his livelihood
and acknowledges
that it
would
cause
the Company
serious
and irreparable
injury
and cost
if
Employee
were to use his
ability
and

knowledge
in competition
with the Company
or to
otherwise breach
the obligations
contained
in
said
paragraphs.
(b)
In the event
of
a breach
by
Employee
of
the terms of
this Agreement,
the
Company
shall be
entitled,
if
it shall
so
elect, to
institute
legal
proceedings
to
enforce
the
specific
performance
of
this Agreement
by
Employee
and to
enjoin Employee
from
any further
violation
of
this Agreement
and to
exercise such
remedies cumulatively
or in conjunction
with all
other rights
and remedies
provided
by
law.
Employee
acknowledges,
however,
that the
remedies
at law for
any breach by
him of
the provisions
of
this Agreement
may be
inadequate
and
that
the Company
shall
be entitled
to
injunctive relief
against
him in the event
of
any
breach.
(c)
It is the intention
of
the parties
that
the
provisions
of
Sections
5 and 6 hereof
shall
be enforceable
to the fullest
extent
permissible
under
applicable
law,
but
that
the
unenforceability
(or modification
to conform
to such
law)
of
any provision
or provisions
hereof
shall
not render
unenforceable,
or impair,
the remainder
thereof.
If any provision
or provisions
hereof
shall be
deemed
invalid
or unenforceable,
either
in whole
or in part,
this Agreement
shall
be deemed amended
to delete
or modify,
as necessary, the
offending
provision
or provisions
and
to alter
the
bounds
thereof
in
order
to render
it valid
and enforceable.
8.
Governing
Law.
This Agreement
shall be
governed
by
and construed
in accordance
with the laws of
the
State of
West Virginia
without giving
effect
to
any choice
or conflict
of
law provision
or rule
(whether
of
the State
of
West Virginia or any
other jurisdiction)
that would
cause the application
of
the laws
of
any jurisdiction
other than the State
of
West Virginia.
9.
Amendments,
waivers,
etc.
No amendment
of
any provision
of
this Agreement,
and
no postponement
or waiver
of
any
such
provision
or of
any default,
misrepresentation,
or breach
of
warranty
or covenant
hereunder,
whether
intentional
or not,
shall
be valid
unless
such amendment,
postponement
or
waiver
is in writing
and
signed
by
or on behalf
of
the Company
and
Employee.
No such
amendment,
postponement
or waiver
shall
be deemed
to extend
to any
prior
or subsequent
matter,
whether or
not
similar to
the subject
matter of
such amendment,
postponement
or waiver.
No failure
or delay
on the
part of
the Company
or Employee
in exercising
any
right,
power
or
privilege
under
this
Agreement
shall
operate
as a
waiver
thereof
nor
shall
any single
or partial
exercise
of
any right, power or
privilege
hereunder
preclude
any
other
or further
exercise
thereof
or the
exercise
of
any other
right,
power
or privilege.
10.
Assignment.
The rights
and duties
of
the Company
under this Agreement
may be
transferred
to,
and
shall
be binding
upon,
any
person
or company
which acquires
or is
a successor
to
the
Company,
its
business
or a significant
portion
of
the
assets
of
the Company
by
merger,
purchase
or otherwise,
and
the Company
shall
require any
such acquirer
or successor
by
agreement
in form
and
substance
reasonably
satisfactory
to
Employee,
expressly
to
assume
and
agree
to
perform
this Agreement
in the same
manner and to
the same extent
that
the
Company,
as the case
may be, would
be required
to
perform
if
no such
acquisition
or succession
had taken place.
Regardless
of
whether such agreement
is executed,
this Agreement
shall be
binding
upon
any acquirer or
successor
in accordance
with
the
operation
of
law
and
such
acquirer
or successor
shall
be deemed
the "Company",
as
the
case
may
be, for
purposes
of
this
Agreement.
The Employee
may not transfer
any of
his respective
rights
and duties
hereunder
except
with
the written consent
of
the Company.

11.
Interpretation,
etc.
The Company
and Employee
have participated
jointly
in the negotiation
and drafting
of
this Agreement.
If an ambiguity
or question
of
intent or interpretation
arises,
this Agreement
shall
be construed
as if
drafted
jointly
by
the Company
and
Employee
and
no presumption
or
burden
of
proof
shall arise favoring
or disfavoring
the Company
or Employee
because
of
the
authorship
of
any of
the provisions
of
this Agreement.
The
word "including"
shall
mean
including
without limitation.
The rights
and
remedies
expressly
specified
in this Agreement
are
cumulative
and
are not
exclusive
of
any rights
or remedies
which
either
party
would
otherwise
have.
The Section
headings
hereof
are
for convenience
only
and shall
not affect
the meaning
or interpretation
of
this Agreement.
For purposes
of
this Agreement,
the term
"termination"
when
used
in the
context
of
a condition
to,
or timing
of,
payment
hereunder
shall
be
interpreted
to
mean
a "separation
from
service"
as that
term
is used
in Section
409A
of
the
Code.
12.
Integration:
counterparts.
This Agreement
constitutes
the entire
agreement
among
the parties
and supersedes
any
prior understandings,
agreements
or representations
by or among
the parties,
written or oral,
to
the extent
they
relate
to the subject
matter
hereof.
This
Agreement
may
be executed
in one
or more
counterparts,
each
of
which shall
be deemed
an original
but
all of
which together
shall
constitute
one
and
the same
instrument.
It shall
not
be necessary
in making
proof
of
this
Agreement
to
produce
or account
for more
than
one such
counterpa
rt.
13.
Code
Section
409A.
This
Agreement
is intended
to
comply
with Section
409A of
the Internal Revenue
Code
of
1986, as amended
(the "Code"),
and its
corresponding
regulations,
or an exemption,
and
payments
may only
be made
under this Agreement
upon
an event and in
a manner
permitted
by
Section
409A, to
the extent applicable.
Any payments
that qualify
for
the "short
-term deferral"
exception
or another exception
under Section
409A shall be
paid
under the applicable
exception.
Notwithstanding
anything in
this Agreement
to
the contrary,
if
required by
Section
409A, if
the
Employee
is considered
a "specified
employee"
for
purposes
of
Section
409A and if
payment
of
any amounts
under this
Agreement is
required
to
be delayed
for
a period
of
six
months
after
separation
from
service pursuant
to
Section
409A (after taking
into
acconnt
all applicable
exemptions),
payment
of
such amounts
shall be
delayed
as required
by
Section
409A, and the
accumulated
amounts
shall
be paid
in
a lump
sum payment
within
ten
(10) days after
the end of
the six-month
period.
If
the Employee
dies
during the
postponement
period
prior
to
the payment
of
benefits,
the amounts
withheld on
account
of
Section
409A shall be
paid
to
the personal
representative
of
the Employee's
estate within sixty
(60) days after
the date
of
the Employee's
death.
All payments
to
be made
upon
a
termination
of
employment
under this Agreement
may
only
be made
upon
a "separation
from
service"
under Section
409A.
For purposes
of
Section
409A of
the Code,
the right
to
a series of
installment payments
under this Agreement
shall be
treated as
a right to
a series of
separate
payments.
In no event may
the Employee,
directly
or
indirectly,
designate
the calendar year of
a payment.
All reimbursements
and in-kind
benefits
provided
under the Agreement shall
be made
or provided
in accordance
with the requirements
of
Section
409A, including,
where applicable,
the requirement that (i)
any reimbursement
is for
expenses
incurred
during the
period
of
time specified
in this
Agreement or
if
no such
pedod
is
specified,
during
the Employee's
lifetime,
(ii) the amount
of
expenses
eligible
for
reimbursement,
or in kind
benefits
provided,
during a
calendar year may
not affect
the expenses
eligible
for
reimbursement,
or in kind
benefits
to
be provided,
in any other
calendar year,
(iii) the
reimbursement
of
an eligible
expense will
be made
no later than the
last day
of
the calendar year
following
the year
in
which
the expense
is incurred,
and
(iv)
the right
to
reimbursement
or in kind
benefits
is
not subject
to liquidation
or exchange for
another benefit.
Notwithstanding
any provision
contained
herein, in no
event shall
the Company
be obligated
to
reimburse
the

Employee
for
any additional
tax (or
related penalties
and interest) Employee
may incur by
reason
of
application
of
Section
409A.
"Termination
of
employment,"
"resignation"
or words
of
similar
import,
as used
in this
Agreement shall
mean, with respect
to
any payments
subject
to
Section
409A,
the Employee's
"separation
from
service"
as defined
by
Section
409A.
14.
Notices
Any notice,
consent,
waiver and other communications
required or
permitted
pursuant to
the provision
of
this Agreement
must be
in writing and
shall be
deemed
to
have been
properly
given (a)
when delivered
by
hand; (b)
when sent by
email (with acknowledgement
of
complete
transmission),
provided
that a copy
is also
mailed by
U.S. certified
mail return receipt
requested;
(c) five
(5) days
after
sent by
certified
mail, return receipt
requested;
or (d)
three (3) days after
deposit
with a nationally
recognized
overnight
delivery
service,
in each case
to
the appropriate
addresses
and email addresses
set forth
below:
If
to Employee:
Name
Brett Holbrook
Address[Redacted]
If to
the Company:
Coronado
Global
Resources
Lvl 33 CP1 , 345 Queen Street
Brisbane,
4000,
Australia
15.
Indemnity
Employer
will, to
the maximum
extent
permitted
by
Employer's
bylaws
and applicable
law, indemnify
and hold
Employee
harmless for
any acts
or decisions
made in good
faith
while
performing
services
for
Employer;
provided
however,
acts
determined
by
a court
of
competent
jurisdiction
to
be acts
of
gross
negligence
or
willful
misconduct
will not
be deemed
to
be in good
faith.
Signature Page Follows

IN WITNESS
WHEREOF,
the due
execution
hereof
as of
the date
first
above
written.
CORONADO
GLOBAL
RESOURCES
/s/
Jack
Pauley
Witness:
VP-HR Jack
Pauley
INC.
/s/
Jeffrey
Bitzer
By:
Jeffrey
Bitzer
Chief
Operating
Officer
/s/
Brett Holbrook
/s/
Emma Pollard
Witness:
Emma Pollard
By:
Brett Holbrook